UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2011

SECURITY FEDERAL CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina	0-16120	57-0858504
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

238 Richland Avenue West, Aiken, South Carolina		29801
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code): (803) 641-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On December 29, 2011, Security Federal Corporation (“Company”), the parent company of Security Federal Bank (“Bank”), issued a press release that announced that effective December 28, 2011 the Bank had converted from a federally chartered stock savings bank to a South Carolina chartered commercial bank and had completed the reorganization of the Company into a bank holding company.

Additional information concerning the charter conversion and reorganization is contained in the press release issued by the Company on December 29, 2011, attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)               Exhibits

The following exhibit is being filed herewith and this list shall constitute the exhibit index.

         99.1    Press Release of Security Federal Corporation dated December 29, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SECURITY FEDERAL CORPORATION

Date: December 29, 2011	By:	/s/ Timothy W. Simmons
Timothy W. Simmons
President and Chief Executive Officer